BECHLER CAMS, INC.

                              FINANCIAL STATEMENTS

                                 MARCH 31, 2002

                          INDEX TO FINANCIAL STATEMENTS





Independent Auditors' Report......................................... 1

Balance Sheets....................................................... 2

Statements of Operations and Retained Earnings....................... 3

Statements of Cash Flows............................................. 4

Notes to Financial Statements.........................................5

                          INDEPENDENT AUDITORS' REPORT



         To the Board of Directors
         Bechler Cams, Inc.

         We have audited the accompanying balance sheet of Bechler Cams, Inc. (the "Company"), as of March 31, 2002, and the related statements of operations and retained earnings and cash flows for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bechler Cams, Inc. as of March 31, 2002, and the results of its operations and its cash flows for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

         /s/ Squar, Milner, Rheel & Williamson, LLP


         September 5, 2002
         Newport Beach, California

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              BECHLER CAMS, INC.
                                BALANCE SHEETS

--------------------------------------------------------------------------------





                                    ASSETS
                                                              September 30,       March 31,
                                                                   2002             2002
                                                              -------------   -------------
                                                               (Unaudited)
Current Assets
   Cash                                                       $      2,570    $      5,037
   Accounts receivable                                             130,750          76,050
   Inventories                                                     114,609         119,673
   Prepaid expenses and other current assets                         5,666           5,767
                                                              -------------   -------------

     Total current assets                                          253,595         206,527

Property and Equipment, net                                        212,999         256,991

Deferred Income Tax Asset                                           47,000          47,000

Other Assets                                                         8,400          11,997
                                                              -------------   -------------

                                                              $    521,994    $    522,515
                                                              =============   =============


                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accounts payable                                           $     48,296    $     54,615
   Accrued expenses                                                 34,840          31,678
   Line-of-credit                                                   92,262          46,947
   Note payable                                                         --           3,026
   Current portion of obligations under capital leases              53,246          63,524
                                                              -------------   -------------

     Total current liabilities                                     228,644         199,790

Obligations Under Capital Leases, net of current portion            12,692          35,129
                                                              -------------   -------------

Total Liabilities                                                  241,336         234,919
                                                              -------------   -------------

Commitments and Contingencies

Stockholders' Equity
   Common stock, no par value, 1,000 shares authorized;
     100 shares issued and outstanding                               1,400           1,400
   Notes receivable from stockholders                             (107,023)       (106,085)
   Retained earnings                                               386,281         392,281
                                                              -------------   -------------

     Total stockholders' equity                                    280,658         287,596
                                                              -------------   -------------

                                                              $    521,994    $    522,515
                                                              =============   =============



See independent auditors' report and accompanying notes to the financial statements.

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Page 2

--------------------------------------------------------------------------------

                               BECHLER CAMS, INC.
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

--------------------------------------------------------------------------------




                                                      For The Six Months Ended           For The Year Ended
                                                           September 30,                      March 31,
                                                       2002             2001            2002            2001
                                                   -------------   -------------   -------------   -------------
                                                    (Unaudited)     (Unaudited)

NET SALES                                          $    620,903    $    726,312    $  1,175,055    $  1,396,879

COST OF SALES                                           462,747         561,233         946,425         987,287
                                                   -------------   -------------   -------------   -------------

GROSS PROFIT                                            158,156         165,079         228,630         409,592

OPERATING EXPENSES
  Payroll and related                                   116,842         138,896         238,685         255,076
  Selling, general and administrative                    46,500          52,552          95,749          80,083
                                                   -------------   -------------   -------------   -------------
                                                        163,342         191,448         334,434         335,159
                                                   -------------   -------------   -------------   -------------

OPERATING (LOSS) INCOME                                  (5,186)        (26,369)       (105,804)         74,433

INTEREST EXPENSE, NET                                        14           6,077          14,941          19,444
                                                   -------------   -------------   -------------   -------------

(LOSS) INCOME BEFORE INCOME TAXES                        (5,200)        (32,446)       (120,745)         54,989

PROVISION (BENEFIT) FOR INCOME TAXES                        800             800         (46,200)            800
                                                   -------------   -------------   -------------   -------------

NET (LOSS) INCOME                                        (6,000)        (33,246)        (74,545)         54,189

RETAINED EARNINGS - beginning of period                 392,281         466,826         466,826         412,637
                                                   -------------   -------------   -------------   -------------

RETAINED EARNINGS - end of period                  $    386,281    $    433,580    $    392,281    $    466,826
                                                   =============   =============   =============   =============

Basic and diluted net (loss) income available to
  common shareholders per common share             $        (60)   $       (332)         $ (745)          $ 542
                                                   =============   =============   =============   =============

Basic and diluted weighted average common shares
  outstanding                                               100             100             100             100
                                                   =============   =============   =============   =============


See independent auditors' report and accompanying notes to the financial statements.

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Page 3

--------------------------------------------------------------------------------

                               BECHLER CAMS, INC.
                            STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------


                                                                     For The Six Months Ended          For The Year Ended
                                                                           September 30,                     March 31,
                                                                        2002            2001            2002             2001
                                                                   -------------   -------------   -------------   -------------
                                                                    (Unaudited)     (Unaudited)

Cash flows from operating activities:
     Net (loss) income                                             $     (6,000)   $    (33,246)   $    (74,545)   $     54,189
     Adjustments to reconcile net (loss) income to net
       cash (used in) provided by operating activities:
        Depreciation and amortization                                    43,992          41,347         105,972         109,188
        Changes in operating assets and liabilities:
           Accounts receivable                                          (54,700)         24,517          35,512         (33,331)
           Inventories                                                    5,064         (17,512)        (22,533)        (10,650)
           Prepaid expenses and other                                     3,698           1,014          (1,477)           (797)
           Deferred income tax asset                                          -               -         (47,000)              -
           Accounts payable                                              (6,319)         (5,738)         36,541           4,599
           Accrued expenses                                               3,162          (1,008)         (2,205)          6,657
                                                                   -------------   -------------   -------------   -------------

     Net cash (used in) provided by operating activities                (11,103)          9,374          30,265         129,855
                                                                   -------------   -------------   -------------   -------------

Cash flows from investing activities:
     Purchases of property and equipment                                      -               -               -          (6,774)
                                                                   -------------   -------------   -------------   -------------
     Net cash used in investing activities                                    -               -               -          (6,774)
                                                                   -------------   -------------   -------------   -------------

Cash flows from financing activities:
     Principal repayments (advances) on notes receivable from
       stockholders                                                        (938)              -          16,590         (11,591)
     Net borrowings on line-of-credit                                    45,315           6,517          19,535          27,412
     Principal repayments on note payable                                (3,026)         (8,216)        (18,024)        (38,604)
     Principal repayments on capital leases                             (32,715)        (41,824)        (94,774)        (81,473)
                                                                   -------------   -------------   -------------   -------------

     Net cash provided by (used in) financing activities                  8,636         (43,523)        (76,673)       (104,256)
                                                                   -------------   -------------   -------------   -------------

Net (decrease) increase in cash                                          (2,467)        (34,149)        (46,408)         18,825

Cash at beginning of period                                               5,037          51,445          51,445          32,620
                                                                   -------------   -------------   -------------   -------------

Cash at end of period                                              $      2,570    $     17,296    $      5,037    $     51,445
                                                                   =============   =============   =============   =============


Supplemental disclosure of cash flow information -
     Cash paid during the period for:
        Interest                                                   $     12,342    $     14,682    $     23,807    $     29,083
                                                                   =============   =============   =============   =============
        Income taxes                                               $        800    $        800    $        800    $        800
                                                                   =============   =============   =============   =============




Supplemental disclosure of non-cash investing and financing activities:

During the year ended March 31, 2001, the Company purchased property and equipment that was financed through capital leases of $77,138.


See independent auditors' report and accompanying notes to the financial statements.

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



--------------------------------------------------------------------------------

                               BECHLER CAMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   For the Years Ended March 31, 2002 and 2001

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Operations
-------------------------------------

Bechler Cams, Inc. (the "Company") was incorporated in the State of California in February 1957. The Company is a machine job shop specializing in the manufacture of precision component parts. The production type contracts are performed under fixed-price short-term contracts. The length of the Company's contracts vary, but are usually one to two months.

In November 2002, the Company entered into a reorganization agreement to become a wholly-owned subsidiary of a publicly traded company (see Note 9).

Concentrations of Credit Risks
------------------------------

Cash is maintained at various financial institutions. The Federal Deposit Insurance Corporation insures accounts at each institution for up to $100,000.

The Company sells products to customers throughout the United States. The Company performs periodic credit evaluations of its customers and does not obtain collateral with which to secure its accounts receivable. The Company's ability to collect receivables is affected by economic fluctuations in the geographic areas served by the Company. Management periodically reviews accounts receivable and establishes an allowance for accounts deemed uncollectible. At March 31, 2002, management considered all accounts receivable to be fully collectible and, accordingly, no allowance for doubtful accounts has been established. Although management expects to collect amounts due, actual collections may differ from the estimated amounts.

During fiscal 2002, the Company had sales to four customers, which represented 60% of net sales. During fiscal 2001, the Company had sales to two customers, which represented 48% of net sales. At March 31, 2002, three customers accounted for 88% of accounts receivable. If the relationship between the Company and these customers was altered, the future results of operations and financial condition could be significantly affected.

Risks and Uncertainties
-----------------------

The Company operates in a highly competitive industry that is subject to intense competition. The Company's operations are subject to significant risks and uncertainties including financial, operational, technological and other risks associated with operating a business including the potential risk of business failure.

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                               BECHLER CAMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   For the Years Ended March 31, 2002 and 2001

--------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates in the Preparation of Financial Statements
-----------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management are, among others, estimates for deferred taxes, realization of inventories and collectibility of accounts receivable. Actual results could materially differ from those estimates.

Inventories
-----------

Inventories are stated at the lower of cost or net realizable value. Cost is determined under the first-in, first-out method. Inventories represent cost of work in process and finished units not shipped. Cost includes all direct material and labor and the indirect costs related to the contract performance, such as indirect labor, supplies and other indirect overhead items. Market is determined by comparison with recent purchases or net realizable value. The Company operates in an industry in which its products are subject to design changes and are manufactured based on customer specifications. Such net realizable value is based on managements forecast, and accordingly, should design requirements change significantly or customer orders be canceled or decline, the ultimate net realizable value of such products could be less than the carrying value of such amounts. At March 31, 2002, management believes that inventories are carried at the lower of cost or net realizable value.

Property and Equipment
----------------------

Property and equipment are recorded at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets, ranging from five to seven years. Equipment under capital lease obligations are depreciated over the shorter of the estimated useful life or the term of the lease. Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments are capitalized. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the statement of operations.

Long-Lived Assets
-----------------

Statement of Financial Accounting Standards ("SFAS") No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In accordance with the provisions of SFAS 121, the Company regularly reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Based on this analysis, the Company's management believes that no impairment of the carrying value of its long-lived assets existed at March 31, 2002. There can be no assurance, however, that market conditions will not change or demands for the Company's services or products will continue which could result in impairment of long-lived assets in the future.

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


--------------------------------------------------------------------------------

                               BECHLER CAMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   For the Years Ended March 31, 2002 and 2001

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition
-------------------

Revenues from fixed-price contracts are recognized at the time the product units are shipped. The Company will ship units throughout the contract period and recognize revenue and related cost on a product unit shipped basis.

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin 101 ("SAB 101"), "Revenue Recognition," which outlines the basic criteria that must be met to recognize revenue and provides guidance for presentation of revenue and for disclosure related to revenue recognition policies in financial statements filed with the Securities and Exchange Commission. Management believes that the Company's revenue recognition policy conforms to SAB 101.

Income Taxes
------------

Under SFAS 109, "Accounting for Income Taxes," deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

Basic and Diluted Earnings Per Common Share
-------------------------------------------

Under SFAS 128, "Earnings Per Share", basic earnings per common share is computed based on the weighted average number of shares outstanding for the period. Diluted earnings per share is computed by dividing net income by the weighted average shares outstanding assuming all dilutive potential common shares were issued (using the treasury stock method). Because the Company has no potential common shares, basic and diluted earnings are the same.

Fair Value of Financial Instruments
-----------------------------------

SFAS 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. The carrying amount of the Company's cash, receivables, trade payables, accrued expenses, line-of-credit, obligations under capital leases, and note payable approximates their estimated fair values due to the short-term maturities of those financial instruments. The fair values of notes receivable from stockholders are not determinable as these transactions are with related parties.

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

--------------------------------------------------------------------------------

                               BECHLER CAMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   For the Years Ended March 31, 2002 and 2001

--------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Significant Recent Accounting Pronouncements
--------------------------------------------

SFAS 141, "Business Combinations," which is effective for business combinations initiated after June 30, 2001, eliminates the pooling of interest method of accounting for business combinations and requires that all business combinations occurring after July 1, 2001 are accounted for under the purchase method. The adoption of SFAS 141 did not have a material impact on the Company's financial statements.

SFAS 142, "Goodwill and Other Intangible Assets," is effective for fiscal years beginning after December 15, 2001. Early adoption is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not been previously issued. SFAS 142 addresses how intangible assets that are acquired individually or with a group of other assets should be accounted for in the financial statements upon their acquisition and after they have been initially recognized in the financial statements. SFAS 142 requires that goodwill and intangible assets that have indefinite useful lives not be amortized but rather be tested at least annually for impairment, and intangible assets that have finite useful lives be amortized over their useful lives. SFAS 142 provides specific guidance for testing goodwill and intangible assets that will not be amortized for impairment. In addition, SFAS 142 expands the disclosure requirements about goodwill and other intangible assets in the years subsequent to their acquisition. Impairment losses for goodwill and indefinite-life intangible assets that arise due to the initial application of SFAS 142 are to be reported as resulting from a change in accounting principle. However, goodwill and intangible assets acquired after June 30, 2001 will be subject immediately to the provisions of SFAS 142. The Company does not expect SFAS 142 to have a material effect on its financial statements.

SFAS 143, "Accounting for Asset Retirement Obligations," establishes standards associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company does not expect SFAS 143 to have a material effect on its financial statements.

SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within these fiscal years, with early adoption encouraged. The adoption of SFAS 144 did not have a material impact on the Company's financial statements.

SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities," is effective for such activities initiated after December 31, 2002. Activities of this type include restructurings (such as relocation of a business and fundamental reorganizations of a business itself), which may give rise to costs such as contract cancellation provisions, employee relocation, and one-time termination costs. SFAS 146 prohibits liability recognition based solely on management's intent, and requires that liabilities be measured at estimated fair value. Management has not determined the effect, in any, of SFAS 146 on the Company's future financial statements.

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Page 8

--------------------------------------------------------------------------------

                               BECHLER CAMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   For the Years Ended March 31, 2002 and 2001

--------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Unaudited Interim Financial Statements
--------------------------------------

The accompanying unaudited financial statements as of and for the six months ended September 30, 2002 and 2001 have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial statements. Accordingly, these financial statements do not include certain information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. However the accompanying unaudited financial statements contain all adjustments (consisting only of normal recurring accruals) which, in the opinion of management, are necessary in order to fairly present the financial statements. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the Company's audited financial statements, and notes thereto, which are included herein.


2. INVENTORIES

Inventories consist of the following at March 31, 2002:



Raw materials and component parts                 $     3,000
Work-in-process                                       116,673
                                                  ------------
                                                  $   119,673
                                                  ============


3. PROPERTY AND EQUIPMENT

Property and equipment consist of the following at March 31, 2002:


Machinery and equipment                           $ 1,706,116
Leasehold improvements                                 69,383
Office equipment                                       62,733
                                                  ------------
                                                    1,838,232

Less accumulated depreciation and amortization     (1,581,241)
                                                  ------------

                                                  $   256,991
                                                  ============

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Page 9

--------------------------------------------------------------------------------

                               BECHLER CAMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   For the Years Ended March 31, 2002 and 2001

--------------------------------------------------------------------------------


4. NOTES RECEIVABLE FROM STOCKHOLDERS

The Company periodically advances monies to Stockholders. The advances are due on demand, however they have not traditionally been repaid within a year of the borrowings and accrue interest at 8% per annum. Outstanding borrowings totaled $106,085 at March 31, 2002. The Company earned approximately $8,900 and $9,600 of interest income on the borrowings during fiscal 2002 and 2001, respectively, which the Company has recorded in the accompanying statements of operations. The Company has reclassified the notes receivable as a decrease to stockholders' equity in the accompanying balance sheet at March 31, 2002.


5. LINE-OF-CREDIT

The Company has a revolving line of credit agreement (the "Line") with a financial institution. The Line bears interest at the prime rate (4.75% at March 31, 2002) plus 2.00% per annum. The Line is secured by substantially all the assets of the Company and guaranteed by the stockholders. The terms of the Line provide for borrowings of up to $100,000. At March 31, 2002, the Company's outstanding borrowings approximated $47,000. The Line requires the Company to maintain certain non-financial covenants, which the Company was in compliance with as of March 31, 2002. The Line matures in August 2003, with automatic one-year renewal features, as defined.


6. INCOME TAXES

During fiscal 2002 and 2001, the provision for taxes differs from the amounts computed by applying the U.S. Federal income tax rate of 34% to income before provision (benefit) for taxes as a result of the following:


                                                       2002             2001
                                                  ------------     -------------

Computed "expected" tax (benefit) expense         $   (41,000)     $     18,000

Addition to (reduction) in income taxes
  resulting from:
    State income taxes, net of federal benefit         (6,000)            4,000
    Tax net operating loss carryforward                     -           (20,000)
    Other                                                 800            (1,200)
                                                  ------------     -------------

                                                  $   (46,200)     $        800
                                                  ============     =============

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

--------------------------------------------------------------------------------

                               BECHLER CAMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   For the Years Ended March 31, 2002 and 2001

--------------------------------------------------------------------------------

6. INCOME TAXES (continued)

The operating loss carryforward tax effects of temporary differences that give rise to significant portions of the deferred tax assets at March 31, 2002 are presented below:


Deferred tax assets:
  Business credit carryover                            $     12,000
  Net operating loss carryforwards                           35,000
                                                        ------------
                                                       $     47,000
                                                        ============

At March 31, 2002, the Company had net operating loss carryforwards of approximately $90,000 and $60,000 available to offset future taxable federal and state income, respectively. If not utilized to offset future taxable income, the carryforwards will expire in various years through 2023.

Since the Company experienced a greater than 50% change in ownership as defined in Section 382 of the Internal Revenue Code (see Note 9), the utilization of the Company's tax net operating loss carryforwards could be severely restricted.


7. COMMITMENTS AND CONTINGENCIES

Leases
------

The Company leases the facilities in which it operates and certain equipment. The Company entered into a non-cancelable operating lease agreement for its corporate and manufacturing facility with its stockholders. Payments are at the rate of $6,500 per month and the lease expires in November 2005. Equipment is leased under operating leases which require monthly payments ranging from approximately $800 to $2,000 through March 2004. Equipment is also leased under capital leases which require monthly payments ranging from approximately $800 to $3,500 at interest ranging from approximately 10% to 16% through June 2004.

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

--------------------------------------------------------------------------------

                               BECHLER CAMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   For the Years Ended March 31, 2002 and 2001

--------------------------------------------------------------------------------

8. COMMITMENTS AND CONTINGENCIES (continued)

Leases (continued)

Future minimum lease payments on the capital lease obligations and operating leases for the years ending March 31 are as follows:




                              Operating      Related       Capital
                                Leases     Party Leases     Leases        Total
                             ------------  ------------  ------------  ------------

2003                          $   15,000    $   78,000    $   71,000    $  164,000
2004                               7,000        78,000        33,000       118,000
2005                                   -        78,000         4,000        82,000
2006                                   -        52,000            -         52,000
                             ------------  ------------  ------------  ------------

Total minimum
  lease payments              $   22,000    $  286,000       108,000    $  416,000
                             ============  ============                ============
Less imputed interest                                         (9,347)
                                                         ------------

Present value of
  minimum lease payments                                      98,653

Less current portion                                         (63,524)
                                                         ------------

                                                          $   35,129
                                                         ============





Rental expense for operating leases approximated $91,000 and $82,000, which includes approximately $78,000 and $69,000 paid to related parties for the years ended March 31, 2002 and 2001, respectively. Interest expense incurred pursuant to capital lease obligations was approximately $15,000 and $24,000 for the years ended March 31, 2002 and 2001, respectively.

The following is an analysis of the equipment under capital leases as of March 31, 2002, which is included in property and equipment in the accompanying balance sheet (see Note 3).




Machinery and equipment                     $   395,664
Office equipment                                 23,263
                                            ------------
                                                418,927
Accumulated depreciation                       (228,073)
                                            ------------
                                            $   190,854
                                            ============

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

--------------------------------------------------------------------------------

                               BECHLER CAMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   For the Years Ended March 31, 2002 and 2001

--------------------------------------------------------------------------------


8. COMMITMENTS AND CONTINGENCIES (continued)

Legal
-----

The Company may be involved from time to time in various claims, lawsuits, disputes with third parties, actions involving allegations or discrimination or breach of contract actions incidental in the normal operations of the business. The Company is currently not involved in any such litigation, which management believes could have a material adverse effect on its financial position or result of operations.

Backlog (Unaudited)
-------------------

The following schedule shows a reconciliation of backlog representing signed purchase orders.



  Balance, April 1, 2001                                           $   440,000
  New contracts, April 1, 2001 through March 31, 2002                1,120,000
  Less, contract revenue earned - April 1, 2001
    through March 31, 2002, net                                     (1,175,000)
                                                                   ------------
  Balance March 31, 2002                                               385,000
  New contracts - April 1, 2002 through September 30, 2002             615,000
  Less, contract revenue earned April 1, 2002 through
    September 30,2002
                                                                      (630,000)
                                                                   ------------
    Balance, September 30, 2002                                    $    370,000
                                                                   ============


9. SUBSEQUENT EVENTS

In November 2002, the Company entered into a definitive Agreement and Plan of Reorganization (the "Agreement") with Gateway International Holdings ("Gateway"), a publicly traded company, pursuant to which the Company became a wholly owned subsidiary of Gateway. According to the Agreement, the shareholders of the Company received 3,530,000 restricted common shares of Gateway in exchange for 100 common shares of the Company, which represents all of the outstanding shares of the Company. The transaction will be accounted for in accordance with purchase accounting as deemed appropriate under SFAS 141.

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